EXHIBIT 99.10(b)

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Post-Effective Amendment No. 22 to Registration Statement No. 33-37972 of MFS Series Trust VIII, of our report dated December 6, 2002, appearing in the annual report to shareholders for the year ended October 31, 2002, of MFS Global Growth Fund, a series of MFS Series Trust VIII, and to the references made to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors and Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.

DELOITTE & TOUCHE LLP
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Deloitte & Touche LLP

Boston, Massachusetts
October 27, 2003